UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 26, 2016

RED ROCK RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37754	47-5081182
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1505 South Pavilion Center Drive, Las Vegas, Nevada 89135

(Address of principal executive offices)

Registrant’s telephone number, including area code: (702) 495-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 2, 2016, Red Rock Resorts, Inc. (the “Company”) consummated  its initial public offering (“IPO”) of its Class A common stock, $0.01 par value per share (the “Class A Common Stock”), at an offering price of $19.50 per share, pursuant to the Company’s registration statement on Form S-1 (File No. 333-207397), as amended (the “Registration Statement”).  In connection with the consummation of the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

•                  a Tax Receivable Agreement, dated April 27, 2016, by and among the Company, Station Holdco LLC, a Delaware limited liability company (“Holdco”), and each of the Members (as defined therein) from time to time party thereto, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference;

•                  a Third Amended and Restated Limited Liability Company Agreement of Holdco, dated April 27, 2016, by and among Holdco and its Members (as defined therein), a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference; and

•                  an Exchange Agreement, dated April 27, 2016, by and among the Company, Holdco and the Company Unitholders (as defined therein), a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Item 3.02. Unregistered Sales of Equity Securities.

In connection with the consummation off the IPO, the Company issued to the existing holders of Holdco’s membership interests (“Holdco Units”) 80,562,666 shares of Class B common stock of the Company, par value $0.00001 per share (the “Class B Common Stock”).  The description in Item 5.03 below of the Amended and Restated Certificate of Incorporation is incorporated herein by reference.  The issuance of the Class B Common Stock described in this paragraph were made in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2016, the Company entered into employment agreements with Station Casinos LLC, a Nevada limited liability company and each of Frank J. Fertitta III, Stephen L. Cavallaro, Marc J. Falcone, Richard J. Haskins, and Daniel J. Roy. The terms of the employment agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein, which descriptions are incorporated herein by reference. Such descriptions do not purport to be complete and are subject to and qualified in their entirety by reference to the full texts of the agreements, which are filed herewith and incorporated herein by reference.

Stephen L. Cavallaro, Marc J. Falcone, Richard J. Haskins and Daniel J. Roy were also granted restricted stock and options under the Red Rock Resorts, Inc. 2016 Equity Incentive Plan. Subject to the terms of the option and restricted stock award agreements, the forms of which are filed as Exhibits 10.30 and 10.31, respectively, to the Registration Statement on Form S-1 (File No. 333-207397) filed with the Securities and Exchange Commission by the Company, Messrs. Haskins and Cavallaro received options to purchase 125,000 shares and 38,461 shares of restricted stock and Messrs. Falcone and Roy received 30, 769 shares of restricted stock and options to purchase 100,000 shares.  The option awards issued to Stephen L. Cavallaro, Marc J. Falcone, Richard J. Haskins and Daniel J. Roy each vest 25% on each of the first four anniversaries of May 2, 2016, and the restricted stock awards issued to Stephen L. Cavallaro, Marc J. Falcone, Richard J. Haskins and Daniel J. Roy each vest 50% per year on each of the third and fourth anniversaries of May 2,

2016.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Certificate of Incorporation

On April 26, 2016, the Company amended and restated its certificate of incorporation (as amended and restated, the “Certificate of Incorporation”), which was filed with the Secretary of State of the State of Delaware on April 26, 2016.  The Certificate of Incorporation amends and restates in its entirety the Company’s original certificate of incorporation, which was filed with the Secretary of State of the State of Delaware on September 9, 2015.

The Certificate of Incorporation, among other things: (i) authorizes 500,000,000 shares of Class A Common Stock and 100,000,000 shares of Class B Common Stock, respectively; (ii) authorizes 100,000,000 shares of preferred stock that may be issued from time to time by the Company’s board of directors in one or more series; (iii) establishes that each outstanding share of Class B Common Stock that is held by a holder that, together with its affiliates, owned Holdco Units (as defined in the Certificate of Incorporation) representing at least 30% of the outstanding Holdco Units immediately following the IPO and, at the applicable record date, maintains direct or indirect beneficial ownership of at least 10% of the outstanding shares of Class A Common Stock (determined on an as-exchanged basis assuming that all of the Holdco Units were exchanged for Class A Common Stock) will be entitled to ten votes; (iv) provides that no director will be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director except as required by applicable law and (v) designates, unless otherwise consented to by the Company, the Court of Chancery of the State of Delaware to be the sole and exclusive forum for certain actions, including, but not limited to, derivative actions or proceedings brought on behalf of the Company or actions asserting claims of breach of a fiduciary duty owed by, or other wrongdoing by, any of the Company’s directors, officers, employees or agents to the Company or the Company’s stockholders.

The foregoing description of the Certificate of Incorporation and the description contained in the Registration Statement are qualified in their entirety by reference to the full text of the Certificate of Incorporation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amended and Restated Bylaws

The Company Bylaws were amended and restated effective on April 26, 2016 (as amended and restated, the “Bylaws”).  The Bylaws amend and restate the Company’s initial bylaws in their entirety to, among other things: (i) establish procedures relating to the presentation of stockholder proposals at stockholder meetings; (ii) establish procedures relating to the nomination of directors; and (iii) conform to the amended provisions of the Certificate of Incorporation.

The foregoing description and the description contained in the Registration Statement are qualified in their entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events

On May 2, 2016, the Company completed its IPO by issuing 27,054,686 shares of its Class A Common Stock at a price to the public of $19.50 per share.

Item 9.01.                                        Financial Statements and Exhibits

(d)                                 Exhibits

The following material is being furnished as an exhibit to the Current Report on Form 8-K.

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of Red Rock Resorts, Inc.
3.2	Amended and Restated Bylaws of Red Rock Resorts, Inc.
10.1	Tax Receivable Agreement, dated April 27, 2016, by and among Red Rock Resorts, Inc., Station Holdco LLC, and each of the Members (as defined therein).
10.2	Third Amended and Restated Limited Liability Company Agreement of Station Holdco LLC, dated April 27, 2016, by and among Holdco and its Members (as defined therein).
10.3	Exchange Agreement, dated as of April 27, 2016, by and among Red Rock Resorts, Inc., Station Holdco LLC, and the Company Unitholders (as defined therein).
10.4

Employment Agreement dated as of May 2, 2016, by and among Red Rock Resorts, Inc., Station Casinos LLC and Frank J. Fertitta III (Incorporated herein by reference to Station Casino s LLC’s Current Report on Form 8-K filed May 2, 2016).

10.5

Employment Agreement dated as of May 2, 2016, by and among Red Rock Resorts, Inc., Station Casinos LLC and Stephen L. Cavallaro (Incorporated herein by reference to Station Casino s LLC’s Current Report on Form 8-K filed May 2, 2016).

10.6

Employment Agreement dated as of May 2, 2016, by and among Red Rock Resorts, Inc., Station Casinos LLC and Marc J. Falcone (Incorporated herein by reference to Station Casino s LLC’s Current Report on Form 8-K filed May 2, 2016).

10.7

Employment Agreement dated as of May 2, 2016, by and among Red Rock Resorts, Inc., Station Casinos LLC and Richard J. Haskins (Incorporated herein by reference to Station Casino s LLC’s Current Report on Form 8-K filed May 2, 2016).

10.8

Employment Agreement dated as of May 2, 2016, by and among Red Rock Resorts, Inc., Station Casinos LLC and Daniel J. Roy (Incorporated herein by reference to Station Casino s LLC’s Current Report on Form 8-K filed May 2, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Red Rock Resorts, Inc.

Date:	May 2, 2016	By:	/s/ Marc J. Falcone
Marc J. Falcone
Executive Vice President, Chief Financial
Officer and Treasurer